UNITED STATES
                   SECURITIES AND EXCHANGE COMMISSION

                         Washington, D.C. 20549

                                FORM 8-K

                             CURRENT REPORT


  Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

    Date of Report (Date of earliest event reported) November 30, 2012

                          COMMERCE GROUP CORP.
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         (Exact name of registrant as specified in its charter)

     Wisconsin                     1-7375                  39-6050862
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(State or other           (Commission File Number)       (IRS Employer
 jurisdiction of                                      Identification No.)
of incorporation)

          N8 W22577 Johnson Drive, Waukesha, Wisconsin  53186
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     (Address of principal executive offices)        (Zip Code)


Registrant's telephone number, including area code:  (414) 462-5310 fax:  (262) 522-8509



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      (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

____ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

____ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

____ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

____ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS.

$150,000 SECOND ADVANCE PAYMENT TO ICSID IS DUE BY DECEMBER 17, 2012

On October 25, 2012, the International Centre for Settlement of
Investment Disputes ("ICSID") requested a second advance payment of $150,000 to cover the costs of the next three to six months of the annulment proceeding, including the February 2013 hearing.

On November 30, 2012, the Secretary of the ad hoc Committee informed the Company and El Salvador that since payment has not been received, in accordance with ICSID Administrative and Financial Regulation 14(3)(d), both parties were being informed of the default and either party was invited to pay the $150,000 by Monday, December 17, 2012.

Knowing that if payment is not made by December 17, 2012, the annulment proceeding could potentially be stayed or discontinued, El Salvador sent a letter to the members of the ad hoc Committee on December 4, 2012, requesting an extension date for filing their Rejoinder dependent on whether or not payment is made or if the proceeding is stayed and later resumed.

For additional information about the Company's claims against the Government of El Salvador, reference is made to the Company's 8-Ks that were filed with the Securities and Exchange Commission on March 18, 2009, July 2, 2009, July 2, 2010, August 19, 2010, September 17, 2010, March
15, 2011, July 14, 2011, November 21, 2011, December 20, 2011, June 22,
2012, July 16, 2012, July 24, 2012, October 23, 2012 and November 29,
2012.

FORWARD-LOOKING STATEMENTS

Certain statements in this release, and other written or oral statements made by the Company, including the use of the words "expect," "anticipate," "estimate," "project," "forecast," "outlook," "target," "objective," "plan," "goal," "pursue," "on track," and similar expressions, are "forward-looking statements" within the meaning of
Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements are subject to known and unknown risks, uncertainties and other factors that may cause actual results, performance, or achievements of the Company to be different from those expressed or implied. The Company assumes no obligation and does not intend to update these forward-looking statements. Among the important factors that could cause actual results to differ materially from those indicated by such forward-looking statements include, without limitation: competitive and general economic conditions, adverse effects of litigation, the timely development and acceptance of services, significant changes in the competitive environment, the failure to generate or the loss of significant numbers of customers, the loss of senior management, increased government regulation or the Company's failure to integrate its acquired companies to achieve the synergies and efficiencies described in the "Management's Discussion and Analysis" section of the Company's Form 10-K and other reports and filings with the Securities and Exchange Commission (SEC), which may be revised or supplemented in subsequent reports on SEC Forms 10-Q and 8-K.


                              SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  COMMERCE GROUP CORP.
                                  (Registrant)

                                  /s/ Edward A. Machulak
Date:  December 6, 2012          _______________________________________
                                 By:  Edward A. Machulak, President